EXHIBIT 99.1

Description of Business

Celularity Inc. (“Celularity”) is a cellular and regenerative medicine company developing cryopreservable “off-the-shelf” placental-derived allogeneic cellular therapies and advanced biomaterial products based on pioneering technology around the use of the post-partum placenta as an ethical and abundant biological raw material. Over 20 years ago, fundamental discoveries by Celularity founder Dr. Robert Hariri established that a range of stem, progenitor, and differentiated cell types could be isolated from the biological waste product of full-term pregnancies for potential uses, including the then-emerging field of cell therapy. The same biological waste product likewise can serve as a source of the structural tissue components in engineerable biomaterial products that have uses in wound care, burns, and surgical applications. Collectively, Dr. Hariri’s discoveries form the foundation of a broad technology platform intended to leverage the unique immunobiology of the placenta as a source of highly expandable allogeneic cells and structural tissue components, all focused on opportunities in cellular and regenerative medicine.

Celularity has expertise in the scalable manufacture of a variety of cell types derived from the placenta, from versatile stem cells to mature, differentiated cell types such as immune cells. Celularity developed methods to select cells for different clinical applications and to apply the underlying biological activities of those cells that support specific disease-modifying mechanisms, such as immunomodulation, anti-inflammation, and regeneration. Celularity’s cellular therapeutics focus is to address areas of high unmet need in cancer, autoimmune disease, degenerative disease, and aging. Celularity believes the fundamental mechanisms at play in aging are common to the development of degenerative diseases, inflammatory diseases, and cancer. Aging is a major risk factor for the development of degenerative disorders, cancer, and immune disorders, and Celularity believes that healthy aging remains an important unmet need that may be addressable by utilizing the unique biology of its cellular therapy product candidates.

Celularity is developing a pipeline of placental-derived allogeneic cellular therapy product candidates, including T cells engineered with a chimeric antigen receptor (“CAR”), unmodified natural killer (“NK”) cells and genetically modified CAR NK cells, and mesenchymal-like adherent stromal cells (“MLASCs”). These therapeutic candidates can target indications across oncology, autoimmune, and the expanding field of aging and aging-related diseases. Celularity believes that by harnessing the placenta’s unique biology and abundant availability as a raw material, it is able to develop cellular therapeutic solutions that address a significant unmet global need for effective, accessible, and affordable therapeutics.

Celularity also develops, manufactures, and commercializes advanced biomaterial products derived from structural tissue components of the postpartum placental tissues including the umbilical cord. Celularity has successfully marketed these products domestically primarily to the orthopedic and wound care markets and now is developing additional opportunities outside of the United States with an initial focus on markets in Asia. Celularity’s advanced biomaterial products business today is comprised primarily of the sale of its Biovance® and Interfyl® products, directly or through its distributor network. Biovance is a decellularized, dehydrated human amniotic membrane derived from the placenta of a healthy, full-term pregnancy that provides a foundation for the wound regeneration process and acts as a scaffold for restoration of functional tissue. Interfyl is a human connective tissue matrix also derived from the placenta of a healthy, full-term pregnancy. It is used by a variety of medical specialists to augment inadequate integumentary deficits resulting from wounds, trauma, or surgery. Leveraging its deep expertise, Celularity is developing new human biomaterial products to expand its commercial pipeline beyond Biovance and Interfyl. Celularity also plans to leverage its core expertise in cellular therapeutic and advanced biomaterial product development and manufacturing to generate revenues by offering contract manufacturing and development services to strategic partners and other third parties. The initial focus of this new service offering will be twofold: first, to support development stage cellular therapy companies with development and manufacturing services for their therapeutic candidates; and second, to manufacture its advanced biomaterial products for third party distribution under private label brand names.

Celularity also plans to leverage and expand its deep, two-decade experience in its licensed and accredited biobanking and biorepository business into the rapidly emerging adult cell banking market, and to act as a service provider to strategic partners developing therapies from cord blood derived cells to treat a range of disorders including congenital heart disease.

The Celularity IMPACT (Immuno-Modulatory Placental-derived Allogeneic Cell Therapy) platform capitalizes on the benefits of placental-derived cells to target multiple diseases with convenient, accessible, and cost-effective off-the-shelf therapeutics. It also provides seamless integration, from bio-sourcing through manufacturing cryopreserved and packaged allogeneic cells at its purpose-built U.S.-based 150,000 square foot facility. From a single source material, the postpartum human placenta, Celularity derives multiple allogeneic cell types: T cells, NK cells, and MLASCs. These allogeneic cells have the potential to support multiple therapeutic programs. In the fourth quarter 2023 following a strategic review, Celularity refocused its cellular therapeutics pipeline. Celularity continues to develop T cell and NK cell products at the IND-enabling study stage to target oncology, autoimmune, and aging-related disease indications. These programs have built on the learnings from its previous clinical programs to ensure therapeutic product candidates are optimized for efficacy, safety, and persistence to offer first-in-class/best-in-class potential. Initial data for Celularity’s preclinical oncology T cell program targeting HER2 positive cancers will be presented at the April 2024 AACR meeting with additional data submitted for consideration as a presentation at ASCO in June 2024. Celularity has developed a novel approach to addressing age-related conditions by using the NK cell to attack and destroy senescent cells using the established mechanism of attacking stress-ligand expressing cells, a process Celularity has termed “senoablation.” Data on Celularity’s preclinical NK cell senoablation study has been submitted for presentation at a future congress. Celularity continues to advance its preclinical autoimmune candidates, including exploring the opportunity to investigate APPL-001, its genetically modified MLASC, to build on its existing data for its MLASC in Crohn’s disease, an autoimmune disease that leads to chronic inflammation of the gastrointestinal tract. In addition, Celularity is continuing to investigate APPL-001 in muscle related conditions including FSHD and age-related frailty.

Celularity is subject to risks and uncertainties common to early-stage companies in the biotechnology industry, including, but not limited to, development by competitors of new technological innovations, dependence on key personnel, protection of proprietary technology, compliance with governmental regulations, and the ability to secure additional capital to fund operations. Drug candidates currently under development will require significant additional approval prior to commercialization, including extensive preclinical and clinical testing and regulatory approval. These efforts require significant amounts of additional capital, adequate personnel, and infrastructure and extensive compliance-reporting capabilities. Even if Celularity’s cellular therapy and advanced biomaterial product development efforts are successful, it is uncertain when, if ever, Celularity will realize significant revenue from product sales.

Forward-Looking Statements

Some of the statements contained herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. These statements relate to our future events, including our anticipated operations, research, development and commercialization activities, clinical trials, operating results and financial condition. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Forward-looking statements may include, but are not limited to, express or implied statements about: our ability to expand our biomaterials business and leverage our core expertise in cellular therapeutic development and manufacturing to generate revenues by providing contract manufacturing and development services to third parties; our ability to obtain funding for our operations, including funding necessary to initiate or complete the clinical trials of any of our therapeutic product candidates; our ability and plans to research, develop, manufacture and commercialize our therapeutic product candidates, as well as our advanced biomaterials products; our ability to attract and retain collaborators with development, regulatory and commercialization expertise; the size of the markets for our therapeutic candidates and biomaterials products, and our ability to serve those markets; our ability to successfully commercialize our therapeutic candidates and biomaterials products; our ability to develop and maintain sales and marketing capabilities, whether alone or with potential future collaborators; our expenses, future revenues, capital requirements and needs for additional financing; our use of cash and other resources; and our expectations regarding our ability to obtain and maintain intellectual property protection for our therapeutic candidates, degenerative disease products, and our ability to operate our business without infringing on the intellectual property rights of others. These forward-looking statements are based on information available as of the date of this summary, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Some factors that could cause actual results to differ include those noted above, as well as those detailed in our filings with the U.S. Securities and Exchange Commission. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Celularity does not presently know, or that it currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, these forward-looking statements reflect current expectations, plans, or forecasts of future events and views as of the date of this communication. Subsequent events and developments could cause assessments to change. Accordingly, forward-looking statements should not be relied upon as representing Celularity’s views as of any subsequent date, and it undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.